Ibrutinib in Combination With Bendamustine and Rituximab Is Active and Tolerable in Patients With Relapsed/Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia: Final Results of a Phase 1b Study

Jennifer R. Brown, MD, PhD[1], Jacqueline Barrientos, MD[2], Paul Barr, MD[3], Ian Flinn, MD, PhD[4], Jan Burger, MD, PhD[5], Zeena Salman[6], Fong Clow, SCD[6], Danelle James, MD, MAS[6], Thorsten Graef, MD, PhD[6], Jonathan Friedberg, MD, MMSc[3], Kanti Rai, MD[2], Susan O'Brien, MD[5]

[1]Dana-Farber Cancer Institute, Boston, MA; [2]Hofstra North Shore-LIJ School of Medicine, New Hyde Park, NY; [3]James P. Wilmot Cancer Center, University of Rochester, Rochester, NY; [4]Sarah Cannon Research Institute, Tennessee Oncology, Nashville, TN; [5]The University of Texas MD Anderson Cancer Center, Houston, TX; [6]Pharmacyclics, Inc., Sunnyvale, CA

Bruton's Tyrosine Kinase (BTK)

- BTK is an essential mediator of B-cell receptor signaling in normal and malignant B cells


Ag
BCR
CD79A
CD79B
LYN
SYK
Y
P
BTK
PLCγ2
DAG
IP3
Ca++
PKCβ
CXCL12
CXCR4
Gγβ
Gα
RAC
CD19
PI3K
CD38
Chemokine-controlled cell migration

Ibrutinib

- Binds covalently to cysteine 481, with an initial half-life of 4-6 hours but 24-hour target inhibition
- In PCYC 1102, ibrutinib monotherapy (420 mg, once-daily, oral dose):
  - ORR 71%
  - Estimated 26-month PFS of 75% *(Byrd et al, NEJM 2013)*
- We present final results of a phase 1b trial (PCYC-1108) evaluating the safety, tolerability, and efficacy of ibrutinib plus BR or FCR in patients with R/R CLL


O
N
N
N
N
N
N
NH2
O

PCYC 1108
A Phase 1b Study of Ibrutinib With BR or FCR in Patients With Relapsed/Refractory CLL/SLL

Investigator Choice

→ ibrutinib 420 mg orally, once daily in 28d cycles +
FCR (25 mg/m^2 d1-3 [F]; 250 mg/m^2 d1-3 [C]; 375 mg/m^2 cycle 1, 500 mg/m^2 cycles 2-6 [R]) for 6 cycles
N = 3

→ ibrutinib 420 mg orally, once daily in 28d cycles +
BR (70 mg/m^2 d1-d2 [B]; 375 mg/m^2 cycle 1, 500 mg/m^2 cycles 2-6 [R]) for 6 cycles
N = 30

Primary endpoint
- Safety

Secondary endpoints
- ORR
- PFS

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Patient Demographics and Disease Characteristics

Characteristic, n (%)	Ibrutinib + BR (N = 30)
Median age, years (range) ≥ 65 years	62 (41-82) 11 (37)
Median number of prior treatments (range) >3 prior regimens	2 (1-3) 13 (43)
Bulky disease (lymph nodes ≥ 5 cm)	16 (53)
Rai stage III/IV (high risk)	16 (53)
Hemoglobin < 11 g/dL	7 (23)
Platelets < 100,000/µL	14 (47)
LDH > 350 U/L	19 (66)
Del(17p)	7 (23)
Del(11q)	13 (43)

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Patient Disposition and Treatment Summary

	Ibrutinib + BR (N = 30)
Median follow-up, months (range)	15.8 (2.7-19.2)
Median number of cycles of BR received (range)	6 (2-6)
Median % total planned ibrutinib dose received (range)	98 (82-100)
Patients continuing on long-term treatment, n (%)	21 (70)
Patients discontinuing treatment, n (%)	9 (30)
Primary reasons for discontinuation, n (%)	
Proceeded to stem cell transplant	5 (17)
Disease progression	4 (13)

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Treatment-Emergent AEs (TEAEs) in ≥ 20% of Patients Regardless of Attribution



Diarrhea
Nausea
Fatigue
Neutropenia
URTI
Peripheral edema
Constipation
Headache
Vomiting
Arthralgia
Sinusitis
Dizziness
Insomnia
Muscle spasms
Pyrexia
Contusion
Gastroesophageal reflux...
Squamous cell carcinoma
70%
67%
47%
40%
37%
33%
30%
30%
30%
27%
27%
23%
23%
23%
23%
20%
20%
20%
Grade 1
Grade 2
Grade 3
Grade 4
0
20
40
60
80
AEs, %

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
TEAEs Grade ≥ 3 Occurring in ≥ 2 Patients



Hematologic
Nonhematologic
Neutropenia
Thrombocytopenia
Rash
Fatigue
Cellulitis
Febrile neutropenia
10
30
7
10
10
7
3
3
Grade 3
Grade 4
0
10
20
30
40
50
AEs, %

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Lymphocytosis: Absolute Lymphocyte Count

Change in Absolute Lymphocyte Count



Ibrutinib monotherapy (R/R 420mg)
BR + Ibrutinib
Mean Percent Change from Baseline with 95% CI
800
700
600
500
400
300
200
100
0
-100
-200
Baseline
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 11
Cycle 12

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Lymphocytosis: Lymph Node Size

Change in Lymph Node Size



Ibrutinib monotherapy (R/R 420mg)
BR + Ibrutinib
Mean Percent Change from Baseline with 95% CI
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Baseline
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 12

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Sustained Hematologic Improvement for Patients With Baseline Cytopenias



Sustained Improvement Rate, %
100
90
80
70
60
50
40
30
20
10
0
63
71
57
ANC ≤ 1.5x10^9/L
(n = 5/8)
Hgb ≤ 11g/dL
(n = 5/7)
Platelets ≤ 100x10^9/L
(n = 8/14)
Baseline Cytopenia Category

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Overall Response Rate (ORR)



Response Rate, %
100
90
80
70
60
50
40
30
20
10
0
93.4%
16.7%
10.0%
66.7%
CR
nPR
PR
Ibrutinib + BR
(N = 30)

- Median treatment duration on this study was 16 months, with an ORR of 93.4% (28 responding patients [5 CR, 3 nPR])
- 1 patient achieved a PR with lymphocytosis (not included in ORR)

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
ORR by Risk Feature

	All Patients
Age, years:	< 65
	≥ 65
Sex:	Male
	Female
Baseline ECOG:	0
	1
Baseline bulky disease ≥ 5 cm:	Y
	N
Baseline cytopenia:	Y
	N
Number of prior systemic therapies:	1
	> 1
Del(17p):	Positive
	Negative
Del(11q):	Positive
	Negative
Baseline LDH:	> 350 μ/L
	≤ 350 μ/L


0
20
40
60
80
100

ASH 2013, PCYC 1108, Brown et al.

PCYC 1108
Progression-Free Survival



Ibrutinb + BR
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
+ Censored
Number At Risk
30
29
26
23
23
18
0
0
3
6
9
12
15
18
Months on Study

18/21 patients who continued on ibrutinib within the extension study are still on treatment ~1 year after the data-cut off without evidence of progression

ASH 2013, PCYC 1108, Brown et al.

Limited Experience With Ibrutinib + FCR Second Line

- 3 patients treated; cohort closed due to a limited number of fludarabine-naïve patients in the relapsed setting
- Tolerable safety profile in 3 patients
  - One serious AE (gastritis)
  - All patients received all 6 cycles of FCR
    - 1 patient had a dose reduction
- Overall response 100% (3/3), with currently 2 confirmed MRD-negative CRs and 1 MRD-positive CR
- All 3 patients remain progression free on ibrutinib with 22-month follow-up

ASH 2013, PCYC 1108, Brown et al.

Conclusions

- The combination of BR + ibrutinib had an acceptable safety profile without significant safety concerns
  - No prolonged myelosuppression during cycle 1
  - Response to BR + ibrutinib was associated with improved hemoglobin and platelet counts
  - Continuous treatment with ibrutinib after BR therapy was well tolerated
- BR + ibrutinib resulted in an ORR of 93.4%; the median PFS has not been reached
  - Earlier phase 2 study with BR alone showed an ORR of 59% and median PFS of 15.2 months (*Fischer et al, JCO 2011*)
- The BR plus ibrutinib combination is the subject of an ongoing global phase 3 study (NCT01611090)

Acknowledgments

- We thank the patients who participated in this study and their families, as well as the investigators and their clinical and clinical trial staff members
- This study was conducted by Pharmacyclics, Inc

Thank You